UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.
On May 8, 2024, X4 Pharmaceuticals, Inc. (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) to sell a Rare Pediatric Disease Priority Review Voucher (“PRV”) for a lump sum payment of $105.0 million, payable in cash upon the closing of the sale, which occurred simultaneously with the parties entering into the Asset Purchase Agreement. The Company received the PRV under a United States Food and Drug Administration (“FDA”) program intended to encourage the development of treatments for rare pediatric diseases. The Company was awarded the PRV in April 2024 when the FDA approved XOLREMDITM (mavorixafor) which is indicated in patients 12 years of age and older with WHIM syndrome (warts, hypogammaglobulinemia, infections and myelokathexis) to increase the number of circulating mature neutrophils and lymphocytes.

The transactions contemplated by the Asset Purchase Agreement contains customary representations, warranties and covenants.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved a one-time discretionary cash bonus to Adam Mostafa, the Company’s Chief Financial Officer, in the aggregate amount of $102,000 (the “Bonus”). The Committee approved the Bonus given Mr. Mostafa’s extensive efforts in obtaining, negotiating and finalizing the sale of the PRV.

Item 7.01	Regulation FD Disclosure.
On May 9, 2024, the Company issued a press release pursuant to which it announced that it had entered into the Asset Purchase Agreement and that it had drawn down an additional tranche of $20.0 million under its existing loan facility with Hercules Capital (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Information.
On May 9, 2024 the Company issued the Press Release and announced that it had completed the sale of its PRV to an undisclosed purchaser for $105.0 million and that it had drawn an additional tranche of $20.0 million under its existing loan facility with Hercules Capital (“Hercules”). The $105 million of gross funds received from the sale of the PRV and the $20 million drawn from the existing loan facility add to the $82 million in cash, cash equivalents, restricted cash, and short-term marketable securities reported as of March 31, 2024. The Company anticipates that these transactions extends its projected cash runway into late 2025, excluding expected commercial product sales.

Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding X4’s plans with respect to the use of PRV sale proceeds and the drawdown from the loan facility with Hercules; X4’s expected cash runway with the PRV sale proceeds and the drawdown from the loan facility with Hercules and its existing cash balance as of March 31, 2024; X4’s commercialization plans and ongoing efforts with respect to XOLREMDI and the expected timing thereof.

Any forward-looking statements in this Form 8-K are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4’s launch and commercialization efforts in the U.S. with respect to XOLREMDI may not be successful, and X4 may be unable to generate revenues at the levels or on the timing we expect or at levels or on the timing necessary to support our goals; unanticipated costs and expenses may be greater than anticipated; the company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; delays, interruptions or failures in the manufacture and supply of our products; and the company’s ability to obtain additional funding to support its clinical development and commercial programs; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this press release to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated May 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: May 9, 2024	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer